UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2004

                              PRACTICEXPERT, INC.
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             (Exact name of Registrant as Specified in its Charter)

               NEVADA                   0-30583              87-0622329
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(State or Other Jurisdiction of     (Commission file      (I.R.S. Employer
 Incorporation or Organization)         number)         Identification Number)

                       4130 CAHUENGA BOULEVARD, SUITE 215
                         TOLUCA LAKE, CALIFORNIA 91602
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           (Address of Principal Executive Offices including Zip Code)

                                 (818) 655-9945
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 29, 2004, the registrant completed its acquisition of Cancer Care Network, Inc., an Oklahoma corporation, located in Oklahoma City, Oklahoma. Cancer Care Network, Inc. specializes in radiation and medical oncology billing and management. The acquisition was consummated by the registrant, Practice Xpert Services Corp., and PracticeXpert of Oklahoma, Inc., wholly-owned subsidiaries of the registrant, which entered into the Agreement for Purchase and Sale of Assets, as amended, with Cancer Care Network, Inc., to acquire substantially all of the assets and assume certain liabilities and obligations of Cancer Care Network, Inc., for a purchase price of $5,500,000. The purchase price consisted of a cash payment of $4,100,000 and the issuance of $500,000 in shares of common stock at the closing and the issuance of a promissory note for $900,000 which bears interest of six and one-half percent (6.5%) per annum and payable in 12 monthly installments of principal and interest commencing on April 25, 2004. The purchase price was determined in arms-length negotiations between the parties. The assets acquired in this acquisition include without limitation office equipment, computer hardware and software, inventory, supplies, customer accounts, contracts, permits and licenses, trade secrets and other proprietary information. The assets will continue to be used in PracticeXpert's business. The terms of the acquisition are more fully set forth in the Agreement for Purchase and Sale of Assets, as amended, attached hereto as Exhibit 10.1.

The full text of a press release issued by the registrant on April 29, 2004 regarding the foregoing acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 28, 2004, the registrant completed the sale of $5.8 million of its common stock and warrants to certain purchasers. The registrant sold 48,333,347 restricted shares of its common stock at a purchase price of $0.12 per shares. The purchasers received five-year warrants to purchase 48,333,347 shares of common stock at an exercise price of $0.30 per share. The warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit
4.1. Pursuant to the Registration Rights Agreement attached as Exhibit 10.2, the registrant has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the restricted shares of its common stock and common stock issuable upon any exercise of the warrants. The terms of the foregoing financing transaction are more fully set forth in the Common Stock Purchase Agreement attached hereto as Exhibit 10.3.

H.C. Wainwright & Co., Inc., acted as the exclusive placement agent in connection with the foregoing financing transaction and received compensation in the form of cash in an amount equal to 10% of the offering amount raised and warrants to purchase shares of common stock equal to 10% of the number of shares of common stock issued to the purchasers in the financing transaction.

The registrant is obligated to file a registration statement on Form SB-2 with the Securities and Exchange Commission registering the Common Stock sold pursuant to the Common Stock Purchase Agreement and the resale of the shares of Common Stock underlying the warrants. The registrant is also obligated to cause such registration statement to be filed with the Securities and Exchange within 75 days following the closing of the financing transaction and declared effective by the Securities and Exchange Commission within 120 days following such closing date. Failure to meet these deadlines, among other deadlines, could result in the registrant being obligated to pay certain liquidated damages to the purchasers listed therein.

The full text of a press release issued by the registrant on April 28, 2004 regarding the foregoing equity financing is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

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PracticExpert, Inc. intends to file by amendment to this report on Form 8-K such financial statements required by this item as soon as practical, but not later than 60 days after the date that the initial report on Form 8-K is required to be filed.

(c) Exhibits. The following materials are filed as exhibits to this report on Form 8-K:

4.1 Form of Warrant to purchase the registrant's shares of common stock at a purchase price of $0.30 per share, issued in connection with the Common Stock Purchase Agreement, dated as of January 30, 2004.

10.1 Agreement for Purchase and Sale of Assets dated February 2, 2004, among the registrant, Practice Xpert Services Corp., PracticeXpert of Oklahoma, Inc., and Cancer Care Network, Inc., as amended.

10.2 Registration Rights Agreement dated as of April 28, 2004 among the registrant and the purchasers listed therein.

10.3 Common Stock Purchase Agreement dated as of April 28, 2004 among the registrant and the purchasers listed therein.

99.1 Press Release issued by the registrant dated April 29, 2004.

99.2 Press Release issued by the registrant dated April 28, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PRACTICEXPERT, INC.

                                               (REGISTRANT)

 Dated: May 12, 2004

                                               By: /S/ JONATHAN DOCTOR
                                                   ---------------------
                                                    Jonathan Doctor
                                                    CHIEF EXECUTIVE OFFICER

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                                INDEX TO EXHIBITS

EXHIBIT

4.1 Form of Warrant to purchase the registrant's shares of common stock at a purchase price of $0.30 per share, issued in connection with the Common Stock Purchase Agreement, dated as of January 30, 2004.

10.1 Agreement for Purchase and Sale of Assets dated February 2, 2004, among the registrant, Practice Xpert Services Corp., PracticeXpert of Oklahoma, Inc., and Cancer Care Network, Inc., as amended.

10.2 Registration Rights Agreement dated as of April 28, 2004 among the registrant and the purchasers listed therein.

10.3 Common Stock Purchase Agreement dated as of April 28, 2004 among the registrant and the purchasers listed therein.

99.1 Press Release issued by the registrant dated April 29, 2004.

99.2 Press Release issued by the registrant dated April 28, 2004.